UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2009

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2009

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

The 40th anniversary of Earth Day is a reminder of how far the world has come since 1970.  From Kyoto to Copenhagen, global leaders now recognize the ecological crisis at some level.  However, the gap between rhetoric and action is still too wide and requires building a bridge before the storms get worse.

The resistance to needed action is rooted in an incomplete understanding of economics.  We know that unlimited growth in a finite world may eventually lead to ecosystem collapse, but the framework of our modern economic system depends upon the assumption of exactly that—unlimited growth.  A better understanding of economics comes when we appreciate the common etymology of two words—economy and ecology.  “Economy” is a derivation of the Greek word meaning “household management.”  The term “ecology” shares the “eco” derivation from household, or home.  The concept of household that is embedded in our word “economy” reminds us that all of economics is ultimately personal and concrete, not an abstraction.  Our economic household must operate within the limits of the ecosystem.

Portfolio 21’s investment thesis is that ecological limits will increasingly affect businesses, and those that are proactively planning and adapting will benefit at the expense of those who deny or delay.  Through our study of economics and ecology we strive to manage an investment portfolio with attractive characteristics in an increasingly resource-constrained world.  We seek companies that meet our environmental selection criteria with respect to products and services, investments, business model, leadership, and operations.  We formed our investment thesis in 1997, developed our company selection criteria and scoring system in 1998, and launched Portfolio 21 on September 30, 1999.  Since then, we have essentially been proving this thesis through the implementation of our investment strategy.  One of the most fascinating aspects of investment management is balancing the tension between a long-term outlook with the immediacy of the markets and the need to make decisions.  Ultimately, no matter how much time and effort we spend to develop theories and perspectives on the future, we must make a decision in the moment to buy or sell a particular stock at a particular price.  This is what separates

Portfolio 21

investment managers from commentators, op-ed writers, and academics.

The subject of ecological limits lends itself well to long-term thinking accompanied by modeling, projections, and scenarios.  However, in managing the Fund, we need to be sure we are combining these long-term perspectives with a pragmatic orientation.  After all, it is our job to provide competitive returns to our investors.

There are several practices that have been effective as we balance our long-term thesis against today’s markets.

1.  Evaluation and Scoring
Every company that is selected for investment in Portfolio 21 is evaluated extensively using company materials, third party research services, direct dialog with the company, and material from various non-governmental organizations and others.  Our proprietary system allows us to quantify each aspect of the research with a numerical score.  It is not surprising that no company receives a perfect score.  Rather, we have set a “hurdle” score as well as a “gray area” in which we may or may not accept a company.  The mechanics are less important than the concept.  By virtue of the fact that we have to score every company, we are forced to examine the real activities of the company—not what they might choose to do in the future or be forced to do, but what they are actually doing now.

2.  Key Questions
Several years ago, we recognized that the proliferation of sustainability reporting and corporate social responsibility, while welcomed, carries with it the tendency for companies to self-select the information they share with the public.  This can sometimes mean that a company may ignore its most significant impacts while focusing on symbolic or marginal activities.  As an internal discipline, we always begin our evaluations with an industry overview in which we ask the question, “What should this company be doing?”  When we look at what the company is actually doing, it is in relation to our framework.  In this way, we set priorities and weightings of information rather than accepting the company’s presentation (which may be biased to enhance the company’s image).

3.  Global Perspective
We had initially planned to launch a U.S. equity fund, but we quickly discovered that there were not enough U.S. companies that met our criteria.  Portfolio 21 was launched as a global fund

Portfolio 21

and this has been advantageous for many reasons.  In terms of our discipline and the ability to balance long-term thinking with immediate decision making, it has been invaluable that a global perspective has been mandated by virtue of our original decision.  Rather than being an additional consideration, a worldwide perspective is part of our daily routine.

We can’t ignore what is happening on a daily basis because part of our job is to take advantage of market opportunities and to avoid the pitfalls of overly exuberant or depressed prices.  However, at the same time, it is imperative that we remain focused on the long term, knowing that ultimately economics and ecology must converge.

All of us at Portfolio 21 really enjoy hearing from our shareholders.  Please drop us a line if you have a moment.  Our address is welcome@portfolio21.com.  If you are not already receiving our quarterly newsletter, please feel free to sign up at our website, portfolio21.com.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Portfolio 21

Management’s Discussion of Fund Performance
for the period ending 12/31/09

Portfolio 21 underperformed the MSCI World Equity Index over the past six months.  Over the longer term, Fund returns remain above benchmark.

			Average Annual			Gross
	6	1	3	5	10	Expense
	Month	Year	Years	Years	Years	Ratio
Retail
Inception: 9/30/99	20.75%	31.15%	-2.26%	4.24%	3.32%	1.54%
Institutional
Inception: 3/30/07	20.91%	31.51%	N/A	N/A	N/A	1.24%
MSCI World
Equity Index	22.48%	30.79%	-5.09%	2.57%	0.23%
S&P 500 Index	22.59%	26.46%	-5.63%	0.41%	-0.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for 60 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Equity returns during the second half of 2009 aren’t representative of the returns of the past ten years.  Stock markets around the world gained double-digit percentages during the past six months on rebounding economic activity.  Yet, since the last day of 1999, the S&P 500 Index has lost an average of nearly 1% per annum, -0.95% to be precise.  The MSCI World Equity Index returned a paltry 23 basis points.  Portfolio 21 showed positive average annual returns in the single digit percentages for the decade as our investment strategy of capitalizing on environmental gain and managing ecological risk has proven effective.  Still, these are dismal investor returns, despite positive average annual economic and corporate earnings growth.

Investment bubbles and busts dominated over the past decade.  Investor overconfidence, ignorance, and easy money created the bubbles.  The Federal Reserve is keeping borrowing costs low to help revive the economy, resulting in plenty of cheap money to help inflate the price of almost every asset class.  We wonder whether are we in the midst of a bubble at present and how the next one will manifest.  Market mechanisms change but fear and greed could influence investment returns for decades to come.

Since the credit crisis began, investors have looked to the U.S. dollar as a safe-haven investment, rather than a bet on interest rates or the economy.  Increased investor optimism over the prospects for global growth have boosted

Portfolio 21

the euro and other foreign currencies against the dollar, stemming haven demand for the U.S. currency as traders abandoned the relative safety of the dollar in search of greater returns elsewhere.  The U.S. economy may be showing signs of recovering from the financial crisis, but the jury is still out on the future of the U.S. dollar.  While many analysts expect the dollar to strengthen in coming months as the crisis fades and the U.S. economy turns toward growth, a growing chorus of investors is expressing concern about the longer-term outlook for the greenback.  Portfolio 21 returns were augmented by the weaker dollar due to higher relative exposure to foreign currencies during the past six months and the Fund would certainly benefit from a sustained decline in the dollar given current allocation.

Fundamentals still look bearish for the dollar.  Our deficit at the end of the 2009 fiscal year was a post-World War II record as a percentage of gross domestic product.  Congress is spending nearly double what it takes in.  In the next few years, gross government debt in the U.S., and the UK, will likely exceed 90% of annual economic output.  The explosion in U.S. sovereign debt as the result of nationalizing private credit losses and stimulating a broken down economy is testing the notion that America is still worthy of a AAA credit rating.  Plus, the Treasury may not be able to sell much more long-term government debt as a result of poorly received security auctions.

Cash balances inhibited Fund returns over the past six months.  Cash averaged about 11% of total assets during the period.  We kept a higher than usual cash balance on hand as ammunition for investment opportunities.  But, few such prospects arose over the period as investors indiscriminately bid up equities at a vigorous pace.  We hope to see better opportunities over the next six to twelve months if the economic recovery enthusiasm subsides and corporate revenue growth and earnings fall short of investors’ high expectations.

The technology sector was the biggest contributor to Fund returns during the second half of 2009.  Tech stocks rallied on optimism over a strong recovery in technology spending by businesses.  Many corporations reduced IT budgets significantly during the recession and appear poised to resume spending on signs of increasing demand.  Furthermore, technology companies’ balance sheets are in good shape and many have restructured to operate more efficiently, suggesting a high degree of operating leverage.  Portfolio 21 has been overweight technology and stocks in the Fund performed a bit better than their peers did.  Most Fund technology stocks appreciated double-digit percentages.

Portfolio 21  representation in the financial sector is low, but Fund stocks outperformed significantly over the past six months.  Difficulties linger, however.  Many observers are still worried about further credit losses ahead, as well as the impact of sweeping changes to banking regulation.  While earnings might double in 2010 from year-ago levels, earnings per share are only slated to rise by around 20%.  The wide disparity stems from the very large stock issuances almost all financial services companies had to undergo to repay

Portfolio 21

government assistance and/or recapitalize their balance sheets.  Furthermore, there may be losses in commercial real estate lurking and more pain in residential mortgages.

We will continue to evaluate investment opportunities on the basis of ecological opportunities and constraints.  We believe there will be more chances to make profitable long-term investments as we accelerate to a low carbon world economy.  The U.N. Climate Summit in Copenhagen didn’t meet expectations, but we think tighter carbon regulation is inevitable.  The International Energy Agency (IEA) has estimated that an investment of $10 trillion in renewable energy and other carbon-abatement technologies will be necessary over the next two decades to limit the rise of the earth’s temperature.  This prediction is 37% higher than what the IEA estimated just one year ago.  Additionally, more companies than ever are supplying data about their carbon footprints.  The Carbon Disclosure Project, a nonprofit entity, reported that the response rate from its Global 500, the largest companies in the FTSE Global Equity Index, rose to 82% this year from 77% last year.  These figures suggest that, despite the recession, companies are taking climate change seriously.

Beyond markets, currencies, and sectors, individual stock performance had a considerable impact on Fund performance over the past six months:

Google has been the largest holding in Portfolio 21 throughout much of 2009.  The company was founded in 1998 and quickly became the world’s top search engine within five years.  Google now generates over 98% of its revenues from online advertising.  Shares of Google stock climbed substantially during the second half of the year on a strengthening online advertising market.  The industry’s secular share gains have accelerated and Google is the primary beneficiary.  Yet the company is not resting on its laurels.  Google is flexing muscle in the mobile communications segment with the launch of the Android operating system and the Nexus One cell phone.  Investors are optimistic over potential for further monetization of intellectual property in video and software applications.  Furthermore, Google’s servers are more efficient than its competitors, providing the company with a significant advantage.

Vestas Wind Systems is the world’s leading supplier of wind power solutions with 38,000 wind turbines installed in 63 countries on five continents; that equates to a new turbine installed every three hours.  The company had a tough six months as order flow slowed and no concrete news came out of the Copenhagen Climate Summit.  But, we believe in the long term, a company that can capture the energy available in wind currents and generate power with essentially zero emissions to the environment is a good bet.

NetApp is a supplier of storage and data management solutions, including hardware, software, and services.  The company’s stock was up close to 75% in the last six months as it benefited from improved margins, stronger earnings, and the possibility it may be a takeover candidate.  We believe the company’s

Portfolio 21

focus on reducing power consumption through efficient storage makes it attractive to both investors and competitors.

Nokia is the world’s largest producer of mobile phones.  The Finnish company sells approximately 40% of all mobile telephones in the world.  Nokia has taken advantage of this position to demonstrate the highest profit margins in the industry.  Nokia expects 10% handset industry growth next year and flat market share with less price erosion than in years past.  This, along with execution risk, appeared to have disappointed investors as shares declined during the second half of 2009.  Nokia’s most significant challenge for 2010 is to bring its Symbian operating system in line with competitors.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following semi-annual report for the Fund’s holdings as of December 31, 2009.

The information above represents the opinions of Portfolio 21, is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice

Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  The S&P 500 Financials Index is a capitalization-weighted index designed to track the performance of the financial sector of the U.S. economy.  The FTSE Global Equity Index covers over 8,000 securities in 48 different countries and captures 98% of the world’s investable market capitalization.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

Must be preceded or accompanied by a prospectus

A basis point is a unit of measure that is equal to 1/100th of 1%.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Fund is distributed by Quasar Distributors, LLC. 2/10

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2009 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$2,168,515	0.67%
Austria	2,756,135	0.85%
Belgium	1,667,930	0.52%
Brazil	2,955,583	0.91%
Canada	4,061,338	1.26%
Denmark	20,608,312	6.37%
Finland	3,186,800	0.99%
France	14,962,263	4.63%
Germany	14,688,966	4.54%
Hong Kong	1,291,897	0.40%
Italy	1,462,840	0.45%
Japan	24,021,531	7.43%
Netherlands	4,676,035	1.45%
Norway	1,990,833	0.62%
Singapore	627,059	0.19%
Spain	16,995,297	5.26%
Sweden	19,317,242	5.97%
Switzerland	22,190,517	6.86%
United Kingdom	28,564,719	8.83%
United States	133,891,627	41.41%
Other Assets in Excess
of Liabilities	1,274,773	0.39%
Total	$323,360,212	100.00%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2009 (unaudited)

As a shareholder of Portfolio 21 (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 –12/31/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/09	12/31/09	7/01/09 – 12/31/09*
Retail Class Actual	$1,000	$1,208	$8.35
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.63

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/01/09	12/31/09	7/01/09 –12/31/09*
Institutional Class Actual	$1,000	$1,209	$6.68
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.11

*
Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.50% (reflecting fee recoupments in effect) for Retail Class shares and 1.20% (reflecting fee recoupments in effect) for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2009 (unaudited)

Shares		Value
COMMON STOCKS: 88.3%

Automobiles & Components: 1.7%
60,000	Denso Corp.
	(Japan)	$1,813,024
130,000	Johnson
	Controls, Inc.
	(United States)	3,541,200
		5,354,224
Banks: 2.6%
285,000	HSBC
	Holdings PLC
	(United Kingdom)	3,251,372
30,000	Royal Bank of
	Canada (Canada)	1,617,823
437,484	UniCredit SpA
	(Italy) (a)	1,462,840
96,000	Westpac Banking
	Corp. (Australia)	2,168,515
		8,500,550
Capital Goods: 9.7%
150,000	ABB Ltd.
	(Switzerland)	2,890,399
60,000	Abengoa SA (Spain)	1,938,552
15,000	Acciona SA (Spain)	1,960,619
68,000	Apogee Enterprises,
	Inc. (United States)	952,000
240,000	Atlas Copco AB -
	Class A (Sweden)	3,527,969
51,000	Eaton Corp.
	(United States)	3,244,620
250,000	Hyflux Ltd.
	(Singapore)	627,059
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,413,789
150,000	Mitsubishi Electric
	Corp. (Japan)	1,114,298
18,000	Schneider Electric
	SA (France)	2,092,906
34,000	Siemens AG -
	Registered Shares
	(Germany)	3,120,207
87,000	Skanska AB -
	Class B (Sweden)	1,476,221
213,300	SKF AB - Class B
	(Sweden)	3,678,065
80,000	Tennant Co.
	(United States)	2,095,200
138,000	Volvo AB - Class B
	(Sweden)	1,183,630
		31,315,534
Commercial Services & Supplies: 0.2%
43,800	Herman Miller, Inc.
	(United States)	699,924

Consumer Durables & Apparel: 4.1%
102,000	Electrolux AB -
	Class B
	(Sweden) (a)	2,396,915
100,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	2,944,000
58,000	Nike, Inc.
	(United States)	3,832,060
225,000	Sharp Corp. (Japan)	2,841,366
35,200	Shimano, Inc.
	(Japan)	1,421,094
		13,435,435
Energy: 1.4%
76,000	Vestas Wind Systems
	A/S (Denmark) (a)	4,627,093

Food & Staples Retailing: 2.7%
60,000	Carrefour SA
	(France)	2,878,005
200,000	Tesco PLC
	(United Kingdom)	1,379,754
114,000	United Natural
	Foods, Inc.
	(United States) (a)	3,048,360
57,000	Whole Foods
	Market, Inc.
	(United States) (a)	1,564,650
		8,870,769

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2009 (unaudited), Continued

Shares		Value
Food, Beverage & Tobacco: 0.3%
100,000	Cosan Ltd. - Class A
	(Brazil) (a)	$870,000

Health Care Equipment & Services: 3.2%
105,000	Baxter International,
	Inc. (United States)	6,161,400
80,000	Olympus Corp.
	(Japan)	2,579,280
150,000	Smith & Nephew
	PLC (United
	Kingdom)	1,542,956
		10,283,636
Hotels, Restaurants & Leisure: 0.9%
56,000	Accor SA (France)	3,064,435

Household & Personal Products: 1.4%
100,000	Kao Corp. (Japan)	2,343,672
100,000	Natura Cosmeticos
	SA (Brazil)	2,085,583
		4,429,255
Insurance: 1.3%
135,000	Aviva PLC
	(United Kingdom)	858,754
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,401,836
42,000	Swiss Reinsurance
	(Switzerland)	2,011,995
		4,272,585
Materials: 10.0%
20,900	Air Liquide (France)	2,485,590
80,000	Ecolab, Inc.
	(United States)	3,566,400
65,000	Johnson Matthey PLC
	(United Kingdom)	1,603,445
47,000	Novozymes A/S -
	Class B (Denmark)	4,889,773
70,000	Nucor Corp.
	(United States)	3,265,500
50,000	Praxair, Inc.
	(United States)	4,015,500
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	2,862,000
46,000	Sonoco Products Co.
	(United States)	1,345,500
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	4,559,788
600,000	Teijin Ltd. (Japan)	1,938,527
50,000	Umicore (Belgium)	1,667,930
		32,199,953
Media: 1.0%
100,000	British Sky
	Broadcasting Group
	PLC (United
	Kingdom)	903,280
300,000	Reed Elsevier PLC
	(United Kingdom)	2,462,859
		3,366,139
Pharmaceuticals & Biotechnology: 11.9%
45,000	AstraZeneca PLC
	(United Kingdom)	2,114,872
110,000	H. Lundbeck A/S
	(Denmark)	1,987,390
60,400	Johnson & Johnson
	(United States)	3,890,364
160,000	Novartis AG
	(Switzerland)	8,737,479
27,600	Novo-Nordisk A/S -
	ADR (Denmark)	1,762,260
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	7,341,796
50,000	Roche Holding AG
	(Switzerland)	8,550,644
65,000	Waters Corp.
	(United States) (a)	4,027,400
		38,412,205
Real Estate: 2.5%
75,000	British Land Co. PLC
	(United Kingdom)	577,527
100,000	Potlatch Corp.
	(United States)	3,188,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2009 (unaudited), Continued

Shares		Value
Real Estate (Continued)
115,000	ProLogis
	(United States)	$1,574,350
12,000	Unibail-Rodamco
	SA (France)	2,636,157
		7,976,034
Retailing: 4.1%
45,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	2,494,654
700,000	Kingfisher PLC
	(United Kingdom)	2,576,842
200,000	Marks & Spencer
	Group PLC
	(United Kingdom)	1,292,188
275,000	Staples, Inc.
	(United States)	6,762,250
		13,125,934
Semiconductors &
Semiconductor Equipment: 1.8%
25,000	American
	Superconductor
	Corp. (United
	States) (a)	1,022,500
115,000	Applied Materials,
	Inc. (United States)	1,603,100
160,000	Intel Corp.
	(United States)	3,264,000
		5,889,600
Software & Services: 5.8%
75,000	Adobe Systems, Inc.
	(United States) (a)	2,758,500
111,000	Autodesk, Inc.
	(United States) (a)	2,820,510
19,000	Google, Inc.
	(United States) (a)	11,779,620
30,000	VMware, Inc.
	(United States) (a)	1,271,400
		18,630,030
Technology Hardware & Equipment: 8.2%
99,950	Canon, Inc. (Japan)	4,251,720
115,000	Cisco Systems, Inc.
	(United States) (a)	2,753,100
25,000	Echelon Corp.
	(United States) (a)	289,000
62,300	Hewlett-Packard Co.
	(United States)	3,209,073
46,000	International Business
	Machines Corp.
	(United States)	6,021,400
15,000	Itron, Inc.
	(United States) (a)	1,013,550
87,000	NetApp, Inc.
	(United States) (a)	2,991,930
248,000	Nokia OYJ - ADR
	(Finland)	3,186,800
30,000	Sunpower Corp. -
	Class A
	(United States) (a)	710,400
70,000	Tandberg ASA
	(Norway)	1,990,833
		26,417,806
Telecommunication Services: 1.7%
200,000	Telefonica SA
	(Spain)	5,597,804

Transportation: 4.2%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada)	2,443,515
200,000	Deutsche Post AG
	(Germany)	3,865,358
53,000	East Japan Railway
	Co. (Japan)	3,353,878
180,000	Mitsui OSK Lines
	Ltd. (Japan)	950,881
375,000	MTR Corp.
	(Hong Kong)	1,291,897
56,375	TNT NV
	(Netherlands)	1,732,035
		13,637,564
Utilities: 7.6%
35,000	EDF Energies
	Nouvelles SA
	(France)	1,805,170
145,000	EDP Renovaveis SA
	(Spain) (a)	1,374,812

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2009 (unaudited), Continued

Shares		Value
Utilities (Continued)
700,000	Iberdrola
	Renovables SA
	(Spain)	$3,333,395
300,000	National Grid PLC
	(United Kingdom)	3,274,469
65,000	Oest Elektrizitats
	(Austria)	2,756,135
24,000	Ormat Technologies,
	Inc. (United States)	908,160
80,000	Portland General
	Electric Co.
	(United States)	1,632,800
50,000	Red Electrica
	Corporacion SA
	(Spain)	2,790,115
210,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	3,930,722
160,000	Severn Trent PLC
	(United Kingdom)	2,795,681
		24,601,459
TOTAL COMMON STOCKS
(Cost $252,754,716)		285,577,968

PREFERRED STOCK: 2.0%

Household & Personal Products: 2.0%
120,000	Henkel KGaA
	(Germany)	6,301,565
TOTAL PREFERRED STOCK
(Cost $3,789,377)		6,301,565

Principal
Amount
SHORT-TERM INVESTMENTS: 9.3%

Certificates of Deposit: 0.7%
	New Resource
	Bank
$315,864	2.180%,
	02/18/2010	315,864
500,000	0.850%,
	07/22/2010	500,000
	Permaculture
	Credit Union
25,033	2.000%,
	09/27/2010	25,033
	Self-Help
	Credit Union
100,000	2.050%,
	08/20/2010	100,000
	ShoreBank
95,000	3.000%,
	01/20/2010	95,000
209,000	1.470%,
	02/18/2010	209,000
100,000	1.470%,
	02/25/2010	100,000
300,000	1.460%,
	03/25/2010	300,000
200,000	1.280%,
	04/22/2010	200,000
286,650	1.070%,
	08/12/2010	286,650
200,000	0.700%,
	10/14/2010	200,000
	Wainwright Bank
100,000	2.230%,
	01/17/2010	100,000
		2,431,547

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at December 31, 2009 (unaudited), Continued

Shares		Value
MONEY MARKET FUNDS: 8.6%
11,847,493	AIM Liquid
	Assets -
	Institutional
	Class,
	0.180% (b)	$11,847,493
15,926,866	Fidelity Money
	Market Portfolio -
	Select Class,
	0.205% (b)	15,926,866
		27,774,359
TOTAL SHORT-TERM INVESTMENTS
(Cost $30,205,906)		30,205,906
TOTAL INVESTMENTS IN SECURITIES: 99.6%
(Cost $286,749,999)		322,085,439
Other Assets in Excess
of Liabilities: 0.4%		1,274,773
TOTAL NET ASSETS: 100.0%		$323,360,212

ADR American Depository Receipt
(a)	Non-income producing.
(b)	7-Day Yield.

Percent of
Country	Net Assets
Australia	0.67%
Austria	0.85%
Belgium	0.52%
Brazil	0.91%
Canada	1.26%
Denmark	6.37%
Finland	0.99%
France	4.63%
Germany	4.54%
Hong Kong	0.40%
Italy	0.45%
Japan	7.43%
Netherlands	1.45%
Norway	0.62%
Singapore	0.19%
Spain	5.26%
Sweden	5.97%
Switzerland	6.86%
United Kingdom	8.83%
United States	41.41%
Other Assets in
Excess of liabilities	0.39%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost $286,749,999) (Note 2)	$322,085,439
Cash	117,179
Receivables:
Dividends and interest	627,024
Fund shares sold	1,007,516
Other assets	22,326
Prepaid expenses	16,067
Total assets	323,875,551

LIABILITIES
Payables:
Fund shares redeemed	74,315
Investment advisory fees, net	262,407
Administration fees	22,955
Custody fees	7,835
Fund accounting fees	19,295
Distribution fees	121,331
Chief Compliance Officer fees	7,201
Total liabilities	515,339
NET ASSETS	$323,360,212

COMPONENTS OF NET ASSETS
Paid-in capital	$306,147,099
Accumulated net investment loss	(564,431)
Accumulated net realized loss on investments
and foreign currency transactions	(17,564,645)
Net unrealized appreciation on investments	35,335,440
Net unrealized appreciation of foreign currency and
translation of other assets and liabilities in foreign currency	6,749
Net assets	$323,360,212
Retail Class:
Net assets	$199,401,417
Shares issued and outstanding	6,721,171
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share	$29.67
Institutional Class:
Net assets	$123,958,795
Shares issued and outstanding	4,189,106
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share	$29.59

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the six months ended December 31, 2009 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $102,496)	$1,735,534
Interest	72,703
Total investment income	1,808,237

EXPENSES (Note 3)
Investment advisory fees	1,408,535
Distribution fees – Retail Class	229,006
Administration fees	129,585
Transfer agent fees	82,267
Fund accounting fees	49,563
Registration fees	34,873
Custody fees	32,295
Chief Compliance Officer fees	11,298
Reports to shareholders	10,082
Audit fees	8,598
Trustee fees	5,657
Miscellaneous expenses	5,631
Insurance expense	2,323
Legal fees	1,495
Total expenses	2,011,208
Plus: prior year fees waived subject to recoupment	42,801
Net expenses	2,054,009
Net investment loss	(245,772)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments
and foreign currency transactions	(3,745,607)
Change in net unrealized appreciation
on investments and foreign currency	57,260,162
Change in net unrealized depreciation
of translation of other assets and
liabilities in foreign currency	(8,474)
Net realized and unrealized gain on
investments and foreign currency transactions	53,506,081
Net increase in net assets
resulting from operations	$53,260,309

Portfolio 21

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2009	June 30,
	(unaudited)	2009
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(245,772)	$2,175,814
Net realized loss on investments
and foreign currency transactions	(3,745,607)	(12,693,677)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency	57,260,162	(51,656,024)
Change in net unrealized appreciation (depreciation)
of translation of other assets and
liabilities in foreign currency	(8,474)	684
Net increase (decrease) in net assets
resulting from operations	53,260,309	(62,173,203)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(1,085,169)	(2,090,965)
Institutional Class	(971,742)	(1,200,609)
From net realized gain:
Retail Class	—	(95,765)
Institutional Class	—	(40,884)
Total distributions to shareholders	(2,056,911)	(3,428,223)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	11,927,469	20,871,295
Net increase in net assets derived from
net change in outstanding shares -
Institutional Class (c) (d)	7,890,112	23,731,820
Total increase in net assets
from capital share transactions	19,817,581	44,603,115
Total increase (decrease) in net assets	71,020,979	(20,998,311)

NET ASSETS
Beginning of period/year	252,339,233	273,337,544
End of period/year	$323,360,212	$252,339,233
Accumulated net investment income (loss)	$(564,431)	$1,738,252

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2009		Year Ended
	(unaudited)		June 30, 2009
	Shares	Value	Shares	Value
Shares sold	1,109,124	$31,337,450	2,073,786	$49,703,209
Shares issued in reinvestment
of distributions	35,154	1,025,429	91,111	2,079,159
Shares redeemed (b)	(727,008)	(20,435,410)	(1,293,900)	(30,911,073)
Net increase	417,270	$11,927,469	870,997	$20,871,295

(b)  Net of redemption fees of $2,488 and $11,164, respectively.

(c)  Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2009		Year Ended
	(unaudited)		June 30, 2009
	Shares	Value	Shares	Value
Shares sold	337,060	$9,647,226	2,403,798	$55,727,739
Shares issued in reinvestment
of distributions	31,908	928,527	54,240	1,233,422
Shares redeemed (d)	(92,977)	(2,685,641)	(1,505,005)	(33,229,341)
Net increase	275,991	$7,890,112	953,033	$23,731,820

(d)  Net of redemption fees of $0 and $83, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Six Months
	Ended
	December 31,
	2009		Year Ended June 30,
	(unaudited)		2009	2008	2007
Net asset value, beginning of period/year	$24.71		$32.56	$36.54	$29.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)		0.18	0.34	0.32
Net realized and unrealized
gain (loss) on investments	5.32		(7.64)	(3.98)	7.79
Total from investment operations	5.12		(7.46)	(3.64)	8.11

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.37)	(0.23)	(0.32)
From net realized gain	—		(0.02)	(0.11)	(0.30)
Total distributions	(0.16)		(0.39)	(0.34)	(0.62)
Paid-in capital from redemption fees (Note 2)	—	*	— *	— *	— *
Net asset value, end of period/year	$29.67		$24.71	$32.56	$36.54
Total return	20.75	%^	(22.78)%	(10.09)%	28.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$199.4		$155.8	$176.9	$172.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.47	%+	1.51%	1.49%	1.57%
After fees waived and expenses absorbed	1.50	%+	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.25	)%+	0.86%	1.13%	0.99%
After fees waived and expenses absorbed	(0.28	)%+	0.87%	1.12%	1.06%
Portfolio turnover rate	5	%^	13%	4%	0%

*	Less than $0.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year, Continued

Retail Class — Continued

	Period
	Ended		Year Ended
	June 30,		August 31,
	2006++		2005	2004
Net asset value, beginning of period/year	$25.49		$21.64	$19.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.18	0.08
Net realized and unrealized
gain (loss) on investments	3.41		3.77	2.13
Total from investment operations	3.78		3.95	2.21

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.10)	(0.04)
From net realized gain	(0.06)		—	—
Total distributions	(0.22)		(0.10)	(0.04)
Paid-in capital from redemption fees (Note 2)	—	*	— *	— *
Net asset value, end of period/year	$29.05		$25.49	$21.64
Total return	14.88	%^	18.27%	11.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$119.8		$88.4	$51.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.63	%+	1.69%	1.90%
After fees waived and expenses absorbed	1.50	%+	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.60	%+	0.71%	0.02%
After fees waived and expenses absorbed	1.73	%+	0.90%	0.42%
Portfolio turnover rate	4	%^	1%	4%

++	On June 26, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended				Period
	December 31,		Year Ended		Ended
	2009		June 30,		June 30,
	(unaudited)		2009	2008	2007*
Net asset value, beginning of period/year	$24.67		$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)		0.38	0.42	0.16
Net realized and unrealized
gain (loss) on investments	5.24		(7.78)	(3.96)	1.97
Total from investment operations	5.15		(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.23)		(0.50)	(0.33)	—
From net realized gain	—		(0.02)	(0.11)	—
Total distributions	(0.23)		(0.52)	(0.44)	—
Paid-in capital from redemption fees (Note 2)	—		— **	—	—
Net asset value, end of period/year	$29.59		$24.67	$32.59	$36.57
Total return	20.91	%^	(22.57)%	(9.82)%	6.18	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$124.0		$96.5	$96.5	$67.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.17	%+	1.21%	1.19%	1.23	%+
After fees waived
and expenses absorbed	1.20	%+	1.20%	1.20%	1.20	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.05	%+	1.21%	1.42%	2.28	%+
After fees waived
and expenses absorbed	0.02	%+	1.22%	1.41%	2.31	%+
Portfolio turnover rate	5	%^	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $0.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges. As of December 31, 2009, the Fund did not hold fair valued securities other than securities fair valued by FTID.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$14,135,510	$21,266,657	$—	$35,402,167
Consumer Staples	4,613,010	15,858,580	—	20,471,590
Financials	4,762,350	15,986,818	—	20,749,168
Health Care	14,079,164	34,616,677	—	48,695,841
Industrials	8,724,644	43,644,694	—	52,369,338
Information Technology	39,775,183	9,429,353	—	49,204,536
Materials	15,054,900	17,145,053	—	32,199,953
Telecommunication
Services	—	5,597,804	—	5,597,804
Utilities	2,540,960	24,648,176	—	27,189,136
Total Equity	103,685,721	188,193,812	—	291,879,533
Short-Term Investments	27,774,359	2,431,547	—	30,205,906
Total Investments
in Securities	$131,460,080	$190,625,359	$—	$322,085,439

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price  is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.

J.
New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments (the “Advisor”), provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

upon the average daily net assets of the Fund.  For the six months ended December 31, 2009, the Fund incurred $1,408,535 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $100,650.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$77,643
June 30, 2012	$23,007

For the six months ended December 31, 2009, fees of $42,801, previously waived by the advisor, were recouped from the Fund.

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

For the six months ended December 31, 2009, the Fund incurred $129,585 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2009, the Fund was allocated $11,298 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2009, the Fund incurred $229,006 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to the Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2009, the Fund incurred $45,801 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $28,543,822 and $12,010,581, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2009.

The cost basis of investments for federal income tax purposes at December 31, 2009 was as follows:

Cost of investments	$286,804,561
Gross tax unrealized appreciation	62,248,671
Gross tax unrealized depreciation	(26,967,793)
Net tax unrealized appreciation	$35,280,878

Portfolio 21

NOTES TO FINANCIAL STATEMENTS December 31, 2009 (unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2009 and the year ended June 30, 2009 was as follows:

	December 31, 2009	June 30, 2009
Distributions paid from:
Ordinary income	$2,056,911	$3,398,725
Long-term capital gain	—	29,498
	$2,056,911	$3,428,223

As of June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized depreciation	$(21,979,284)
Unrealized appreciation on foreign currency	15,223
Undistributed ordinary income	1,795,578
Undistributed long-term capital gain	—
Total distributable earnings	1,795,578
Other accumulated loss	(13,821,802)
Total accumulated loss	$(33,990,285)

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2009, the Fund deferred, on a tax basis, post-October currency losses of $2,764 and post-October loss of $6,051,595.  At June 30, 2009, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, to offset future gains.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on August 3 and 4, 2009, the Board of Trustees (the “Board”) (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Portfolio 21 (the “Fund”) with Portfolio 21 Investments (the “Advisor”), for another annual term.  At this meeting and at a prior meeting held on June 16, 2009, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of March 31, 2009 on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

The Board noted that the Fund’s performance was above or in line with its peer group over all of the relevant periods.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board noted that other accounts managed by the Advisor do not have the same or similar strategy to that of the Fund.  The Board received information that the advisory fee is equal to the fee the Advisor charges its separately managed accounts at lower asset levels and above the fee it charges its separately managed accounts at higher asset levels.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.50% for its Class R shares and 1.20% for its Class I shares.  The Board noted that the Fund’s advisory fee was in line with its peer group and the total expense ratio was above its peer group median.  The Board also noted that the Fund’s contractual advisory fee was in line with the fees charged by the Advisor to its other investment management clients.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Portfolio 21

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  The Board noted that the Fund does not currently have any “soft dollar” arrangements.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Portfolio 21

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the fund prospectuses, annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21

PRIVACY NOTICE

Portfolio 21 collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Semiannual Report.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   March 2, 2010

By (Signature and Title)      /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   March 3, 2010

•	Print the name and title of each signing officer under his or her signature.